UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 13, 2015

IMMUNE DESIGN CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36561	26-2007174
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Eastlake Ave. E., Suite 310 Seattle, Washington	98102
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (206) 682-0645

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On May 13, 2015, Paul Rickey, Vice President, Finance and Administration of Immune Design Corp. (the “Company”), announced his resignation effective May 31, 2015 from all of his positions with the Company, including his positions as Principal Financial Officer and Principal Accounting Officer of the Company, in order to pursue other endeavors. The Company wishes Paul the best of luck with his career. The Company has hired Christopher Whitmore and appointed him as its Vice President, Finance and Administration effective May 31, 2015. Mr. Whitmore joined the Company from AcelRx Pharmaceuticals, Inc., where he was the Senior Director of Finance and Corporate Controller. Mr. Rickey will remain as a consultant to the Company to assist with Mr. Whitmore’s transition into his new role.

Additionally, on May 13, 2015, the Company appointed Stephen R. Brady as the Company’s Principal Financial Officer and Principal Accounting Officer effective May 31, 2015. Mr. Brady, age 45, is currently serving as the Company’s Executive Vice President, Strategy & Finance. Further biographical information about Mr. Brady is set forth under the headings “Information About Our Executive Officers Who Are Not Directors” and “Employment Agreements and Severance Obligations” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 15, 2015 (the “Proxy Statement”), and such information is incorporated herein by reference. There are no arrangements or understandings between Mr. Brady and any other persons pursuant to which he was selected as the Company’s Principal Financial Officer and Principal Accounting Officer. There are no family relationships between Mr. Brady and any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 13, 2015, the Company held its 2015 annual meeting of stockholders (the “Annual Meeting”). The final results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below. The proposals set forth below are described in detail in the Proxy Statement.

Proposal 1: The Company’s stockholders elected the Board’s two nominees to serve as Class I directors to serve on the Board until the 2018 annual meeting of stockholders, or until their successors are duly elected and qualified, by the votes set forth in the table below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ed Penhoet, Ph.D.	13,843,918	9,040	1,026,176
David Baltimore, Ph.D.	13,775,753	77,205	1,026,176

Proposal 2: The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 by the votes set forth in the table below:

Votes For	Votes Against	Abstain	Broker Non-Votes
14,877,334	1,800	—	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNE DESIGN CORP.

By:    /s/ Carlos Paya, M.D., Ph.D.
Carlos Paya, M.D., Ph.D.
President and Chief Executive Officer

Dated: May 18, 2015